                                 EXHIBIT 10.11

                               SUBLEASE AGREEMENT


         SUBLEASE AGREEMENT ("Sublease") made and entered into this 31 day of October 1997, by and between NATIONSBANK, N.A. ("Sublessor") and Mountain National Bank ("Sublessee").

                              W I T N E S S E T H:

         WHEREAS, ROSWELL ROAD INVESTORS, LTD. ("Lessor"), and BANK SOUTH, N.A., a national banking association ("Bank South"), entered into that certain Amended and Restated Lease Agreement, dated November 20, 1985, as amended December 18, 1985 ("Lease"), for the lease by Lessor to Lessee of certain space including the Subleased Premises (as defined below);

         WHEREAS, Sublessor desires to sublease to Sublessee and Sublessee desires to sublease from Sublessor all of the Subleased Premises, as hereinafter set forth;

         WHEREAS, Sublessor is the successor by operation of law to Bank South; and

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. SUBLEASED PREMISES. Sublessor hereby sublets to Sublessee, and Sublessee hereby hires and takes from the Sublessor that certain space ("Subleased Premises"), called Unit 3 in the Lease and more particularly described on Exhibit A attached hereto and made a part hereof, and consisting of land and a free standing building containing approximately 3000 rentable square feet located at 5340 Peachtree Industrial Blvd., Norcross, Georgia.

         2. TERM OF SUBLEASE. The term of this Sublease shall commence on the earlier of (i) the date Sublessor delivers exclusive possession of the subleased Premises to Sublessee or () October 31, 1998, and shall end on November 30, 2001 (the "Expiration Date") (or until such term shall sooner cease or expire as hereinafter provided). Sublessor shall deliver exclusive possession of the Subleased Premises to Sublessee immediately upon the execution and delivery of this Sublease by both parties.

         3. THE LEASE.

         A. Sublessor represents and warrants that a complete and accurate copy of the Lease is attached hereto as Exhibit B. Sublessor warrants and represents that the Lease is in good standing and is in full force and effect in accordance with its terms and there exists no default on the part of Sublessor, as "Tenant" thereunder, or on the part of the "Lessor" thereunder, and that the Lease has not been modified or amended in any respect, except as set forth in Exhibit B. Sublessor represents and warrants that the commencement date under the Lease for the Subleased Premises was December 18, 1985, and the expiration date under the Lease for the

Primary Term (as defined in the Lease) is midnight, November 30, 2011, pursuant to the terms of the Lease.

         B. Sublessee acknowledges that it has reviewed and is familiar with all of the terms, covenants and conditions of the Lease. Sublessee shall not be bound by the terms of the exhibits to the Lease. AR of the terms, covenants and conditions of the Lease, as applicable to the Subleased Premises are incorporated herein and made a part hereof as if set forth herein at length, except that "Lessor" shall be deemed to mean Sublessor and "Lessee" shall be deemed to mean Sublessee; provided, however, that none of the provisions of
Section 3.6, Section 3.7 or Section 4.1 of the Lease shall apply to Sublessee. Sublessee assumes and agrees, except as otherwise provided herein, to perform, observe and comply with all of the terms, covenants and conditions on the Lessee's part to be performed, observed and complied with under the Lease as the same may or shall relate to the occupancy of the Subleased Premises, but only if and to the extent the same relate to and accrue during the term of this Sublease, and do not arise from the act or omission of Sublessor. Sublessor agrees to indemnify Sublessee and hold Sublessee harmless from and against all claims, losses or damages (including attorneys' fees) arising from Sublessor's failure to perform or observe any of the terms or covenants of the Lease prior to the commencement date of this Sublease. This indemnity shall survive the expiration or earlier termination of this Sublease.

         C. This Sublease is expressly made subject and subordinate to all of the terms and covenants of the Lease. So long as Sublessee performs all of its covenants and obligations set forth in this Sublease, Sublessor agrees to pay all accrued rent provided for under the Lease on or before the due date thereof, and to otherwise perform all obligations thereunder that are not otherwise required of the Sublessee in accordance to the terms of this Sublease. Sublessor shall not commit or permit to be committed any act or omission that shall violate or breach any term or condition of the Lease or cause the Lease to be terminated. Sublessor agrees (i) not to amend, modify or otherwise change the Lease in any way which would cause or result in the diminution of any rights of the Sublessee under the Sublease; (ii) not to waive any rights of the "Lessee" under the Lease; (iii) not to exercise any right or option to terminate the Lease; and (iv) to give Sublessee immediately upon receipt copies of all notices received by Sublessor and given by Lessor under the Lease, notices received from any third party which relate to the Subleased Premises, and notices given by Sublessor relating to the Lease. Any termination of the Lease or Sublessor's right to the possession of the Subleased Premises shall result in a termination of this Sublease unless Lessor elects to continue this Sublease in effect as a direct lease between Lessor and Sublessee.

         4. OCCUPANCY AND ACCEPTANCE.

         A. Sublessee shall use and occupy the Subleased Premises solely for retail banking and related uses and otherwise in compliance with all of the terms of the Lease.

         B. Except as set forth herein, Sublessee covenants that it will occupy the Subleased Premises in accordance with the terms of the Lease and will not suffer to be done or omit to do any act which may result in a violation of or a default under any of the terms and conditions of the Lease, or render Sublessor liable for any charge or expense. Sublessee further covenants and agrees to indemnify Sublessor against and hold Sublessor harmless from any loss or liability arising out of, by reason of, or resulting from, Sublessee's failure to perform or observe any of the terms and conditions of the lease pertaining to the Subleased Premises. Any other provision in this Sublease to the contrary notwithstanding, Sublessee shall pay to Sublessor as additional rent any and all sums which Sublessor may be required to pay to Lessor arising out of, by reason of, or resulting from Sublessee's failure to perform or observe one or more of the terms and conditions of the Lease pertaining to the Subleased Premises.

         (C) Sublessee agrees that Sublessor shall not be required to perform any of the covenants or any of the obligations of Lessor under the Lease or provide Sublessee any services or construct any improvements in the Subleased Premises. Insofar as any of the covenants and obligations of Sublessor thereunder are required to be performed under the Lease by Lessor thereunder, Sublessee acknowledges that Sublessor shall be entitled to look to Lessor for such performance. Sublessor shall take such commercially reasonable action as may be appropriate under the circumstances, to secure such performance upon Sublessee's written request therefor. Sublessee shall not conduct business relating to the Subleased Premises directly with Lessor but shall deal with the Lessor only through the Sublessor.

         (D) SUBLESSEE ACKNOWLEDGES AND AGREES THAT EXCEPT FOR ANY EXPRESS REPRESENTATIONS OR WARRANTIES SET FORTH IN THIS SUBLEASE, SUBLESSOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (B) THE INCOME TO BE DERIVED FROM THE PROPERTY; (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH SUBLESSEE OR ANYONE ELSE MAY CONDUCT THEREON; (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OF MATERIALS IF ANY, INCORPORATED INTO THE PROPERTY; (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT SUBLESSOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR EQUIPMENT, INCLUDING SOLID WASTE, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT

40 C.F.R., PART 261, OR THE DISPOSAL OR EXISTENCE, IN OR ON THE PROPERTY, OF ANY HAZARDOUS SUBSTANCE AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, AND REGULATIONS PROMULGATED THEREUNDER. SUBLESSEE FURTHER ACKNOWLEDGES AND AGREES THAT, HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, SUBLESSEE IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SUBLESSOR. SUBLESSEE FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SUBLESSOR HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. SUBLESSOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. SUBLESSEE FURTHER ACKNOWLEDGES AND AGREES THAT TO THE EXTENT PERMITTED BY LAW, THE LEASE OF THE PROPERTY AND ANY SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS-IS" CONDITION AND BASIS WITH ALL FAULTS.

         (E) If any event described in Section 5.1(a) of the Lease shall occur in respect of Sublessee, Sublessee's property or the Subleased Premises, or if Sublessee shall default in the Payment of Rent or Additional Rent hereunder or in the performance or observance of any of the terms, covenants and conditions of this Sublease or of the Lease on the part of Sublessee to be performed or observed, and if such default has not been cured within the applicable grace or cure period, Sublessor shall be entitled to the lights and remedies herein provided or reserved by Lessor in the Lease.

         5. ANNUAL RENT. Sublessee shall pay to Sublessor annual rent ("Rent") in equal monthly installments set forth on Exhibit C attached hereto and incorporated herein by this reference. Rent shall be due commencing on February 1, 1998 and shall continue to be due on or before the first day of each calendar month during the term of this Lease without notice, or except as may be specifically permitted herein or in the Lease, offset or demand.

         6. LATE PAYMENTS. From and after 10 days after Sublessee's receipt of the due notice of any payment of Rent or Additional Rent, or any other payments hereunder, interest shall accrued thereon, until paid in full, at the rate of 12% per annum.

         7. SUBLESSEE S IMPROVEMENTS. Alterations, decorations, installations, additions or improvements in or to the Subleased Premises shall be made at Sublessee's sole cost and expense and shall be subject to all of the terms and conditions of the Lease, including, without limitation, the provisions of
Section 3.4 of the Lease.

         8. RENTAL ADJUSTMENT. Sublessee shall, for each calendar year during the term of this Sublease pay to Sublessor as Additional Rent, the full amount of any real property taxes associated with the Subleased Premises within thirty
(30) days after receiving a bill for any such Additional Rent from Sublessor. Sublessee shall be responsible for and shall pay in a timely manner all charges for consumption of utility charges furnished to the Subleased Premises during the term of this Sublease.

         9. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon the execution of this agreement the sum of $0.00 as a security for the faithful performance and observance by Sublessee of the terms, provisions and conditions of this Sublease, including, but not limited to, the payment of rent and additional rent. Sublessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Sublessee is in default or for any sum which Sublessor may expend or may be required to expend by reason of Sublessee's default in respect of any of the terms, covenants and conditions of the Sublease, including, but not limited to, any damages or deficiency in the reletting of the Subleased Premises, whether such damages or deficiency shall have accrued before or after summary proceedings or other re-entry by Sublessor or Lessor. If Sublessee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, the security shall be returned to Sublessee after the date fixed as the end of this Sublease and after delivery of the entire possession of the Subleased Premises to the Sublessor. Sublessee further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Sublessor nor Sublessor's legal representatives, successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         10. EMINENT DOMAIN AND CASUALTY. (A) If the whole or any part of the Subleased Premises shall be taken or condemned in any manner by any competent authority or for any public or quasi public use, or damaged or destroyed by casualty, then, in addition to all other rights of Sublessee under this Sublease, Sublessee shall have the option to terminate the Sublease by giving written notice to the other party within thirty (30) days after such casualty or condemnation, in which event, the term of this Sublease shall cease and terminate as of the date of such termination and Sublessee shall assign all insurance proceeds to Sublessor. If Sublessee does not terminate this Agreement, Sublessee agrees to rebuild the Subleased Premises to its condition prior to the casualty in accordance with the Lease.

         (B) Sublessee agrees to carry those policies of insurance required under the Lease with respect to the Subleased Premises, which policy or policies shall name Lessor and Sublessor as an additional insured or loss payee, as applicable, which policy or policies shall be issued by a company which is reasonably acceptable to Lessor and Sublessor and licensed to do business in the State of Georgia and such policy or policies shall provide that said insurance shall not and may not be canceled unless thirty (30) days prior written notice shall have been given to Lessor and Sublessor. Said policy or policies, or certificates thereof, shall be delivered to Lessor and

Sublessor by Sublessee upon commencement of the term of this Sublease and upon each renewal of said insurance.

         11. NO ASSIGNMENT OR SUBLETTING. Sublessee, for itself, its successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Sublease, nor sublet, nor suffer or permit the Subleased Premises or any part thereof to be used by others, without the prior written consent of Sublessor and, if necessary, Lessor in each instance.

         12. QUIET ENJOYMENT. Sublessor covenants and agrees with Sublessee that upon Sublessee's paying the rent and additional rent and observing and performing all of the terms, covenants and conditions on Sublessee's part to be observed and performed, Sublessee may peaceably and quietly enjoy the Subleased Premises, subject, nevertheless, to the terms and conditions of this Sublease and to the Lease.

         13. "SUBLESSOR". The term "Sublessor" as used in this Sublease means only the Tenant under the Lease at the time in question, so that if the Lease shall be assigned and assumed, such assignor shall be thereupon released and discharged from all covenants, conditions and agreements of Sublessor thereafter accruing hereunder after the date of such assignment and assumption, but such covenants and agreements shall be binding upon each successor assignee.

         14. INDEMNITY . Each party hereto does hereby indemnify the other, and agrees to hold the other harmless, of and from any claim, damage, liability cost or expense including reasonable attorneys' fees, which either may suffer or incur by reason of the failure of the other to perform, observe and comply with any of the terms, covenants and conditions of this Sublease or the Lease, as they may affect the Subleased Premises. Sublessee further indemnities Sublessor to the same extent Sublessor is obligated to indemnify Lessor under the Lease.

         15. BROKERAGE. Sublessor and Sublessee hereby covenant and agree to one another that no brokerage fees or commissions are due with respect to or in conjunction with this Sublease, except for Lincoln Property Company Commercial Service Enterprises, Inc., which has represented Sublessor and which is to be paid a real estate commission pursuant to a separate agreement with Sublessor, and Brannon/Goddard Company, which has represented Sublessee and will be paid a real estate commission by Sublessor. Subject to the foregoing, Sublessor and Sublessee hereby indemnify one another, and hold one another harmless, from and against all loss, cost, damage or expense, including, but not limited to, attorneys' fees and court costs incurred by a party hereto as a result of any claims for brokerage fees or commissions due which are made by, through or under the other party thereto.

         16. CONSENT OF LESSOR UNDER LEASE. Sublease is executed subject to such right as the Lessor under the Lease may have to withhold consent in the manner and to the extent described the Lease. Promptly upon execution hereof, Sublessor will submit this Sublease to Lessor for consent (and will also request consent for the alterations and improvements described in E bit C and will use all reasonable efforts to obtain such consent as soon as reasonably possible. The Sublessor shall also submit to Lessor and Lessor's lender such estoppel certificates and nondisturbance agreements as may be reasonably requested by Sublessee from time to time and Sublessor will use all reasonable efforts to cause Lessor and its lender to execute and deliver the same to Sublessee.

         17. NOTICES. Any and all notices which are or may be required to be given pursuant to the terms of this Sublease or the Lease shall be sent by registered or certified mail, return receipt requested, or by a nationally recognized overnight mail carrier, to the parties hereto at their respective addresses set forth below or to such other addresses as either party shall give notice of in like manner:

If to Sublessor:
NationsBank, N.A.
401 N. Tryon Street
NCl-021-06-10
Charlotte, North Carolina 28255

with a copy to:
NationsBank, N.A.
715 Peachtree Street
Tenth Floor
GA2-002-10-02
Atlanta, Georgia 30308

If to Sublessee:
5100 LaVista Road
Tucker, Georgia 30085-0049
Attention: J. Randall Carroll, President

         18. CONSENTS. Whenever Sublessor's consent is reasonably conditioned on obtaining the permission, approval or consent of the Lessor under the Lease, Sublessor agrees it shall utilize commercially reasonable efforts to obtain such consent.

         19. FURTHER ASSURANCES. Each of the parties hereto agrees to promptly take such actions and execute and deliver such estoppel certificates and other documents as may be reasonably requested by the other party to give effect to the provisions of this Sublease, including, without limitation, the Purchase Option defined in "Exhibit D" attached hereto, or to more effectively provide the benefits intended by this Sublease. Further, in connection with any purchase of the Subleased Premises by Sublessee as set forth in the Purchase Option, provided that the terms and conditions of the Purchase Option have been met, Sublessor agrees to execute any documents reasonably requested by Sublessee in order to convey fee simple title to the Subleased Premises to Sublessee, including, without limitation, a quitclaim deed conveying any reversionary interest which may be held by Sublessor. This paragraph shall survive any assignment or transfer of the Subleased Premises or this Sublease.

         20. MEMORANDUM OF LEASE. Upon the request of Sublessee, Sublessor agrees to execute a short-form memorandum of this Sublease, in recordable form, containing certain provisions of this Sublease as may be requested by Sublessee. Sublessee shall pay any recording costs associated with recording such memorandum.

         21. BINDING EFFECT. The covenants, conditions and agreements contained herein shall be binding upon and inure to the benefit of Sublessor and Sublessee and their respective heirs, devisees, executors, administrators, successors and ass, as permitted hereby.

         22. GOVERNING LAW. This Sublease is entered into in the State of Georgia, and its validity and interpretation shall be construed in accordance with the laws of that State.

         23. EXHIBITS. The following exhibits are attached to this Sublease and are incorporated into and made a part Of this Sublease:

         (A) EXHIBIT A, the Subleased Premises;
         (B) EXHIBIT B, the Lease;
         (C) EXHIBIT C, the Rent; and
         (D) EXHIBIT D, the Purchase Option.

         IN WITNESS WHEREOF, Sublessor and Sublessee have caused this Sublease to be executed by their duly authorized partners or officers.

                               SUBLESSOR:
                               NATIONSBANK, N.A.


                               By:   /s/ George M. Snow
                                  ------------------------------------------
                                        George M. Snow
                                        Vice President


                               SUBLESSEE:
                               MOUNTAIN NATIONAL BANK


                               By:   /s/ J. Randall Carroll
                                  ------------------------------------------
                               Name: J. Randall Carroll
                               Title:   Chairman, President and CEO

                                                 [CORPORATE SEAL]

                                   EXHIBIT A
                              (SUBLEASED PREMISES)

                                    EXHIBIT B
                                     (LEASE)

                                    EXHIBIT C
                                     (RENT)

Annual Rent for the Subleased Premises shall be $16.00 per rentable square foot.

obligated to provide Sublessee with a title commitment or policy or a survey of the Subleased Premises. Sublessee shall accept title to the Subleased Premises in their "AS-IS" condition as set forth in the Sublease.